Investor Presentation

Q3 **2020**

PRIME MERIDIAN
HOLDING COMPANY

FORWARD LOOKING STATEMENTS

This Presentation, including information incorporated herein by reference, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions are intended to identify these forward-looking statements. These forward-looking statements involve risk and uncertainty and a variety of factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. We do not have a policy of updating or revising forward looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on our operations and the operations of our subsidiary, Prime Meridian Bank, include, but are not limited to, changes in:

- risk factors named in the Prospectus
- general economic conditions
- legislative/regulatory changes
- monetary and fiscal policies of the U.S. Government
- the quality and composition of our loan or investment portfolios
- competition
- demand for loan and deposit products
- demand for financial services in our primary trade area
- litigation, tax, and other regulatory matters
- accounting principles and guidelines
- other economic, competitive, governmental, regulatory, or technological factors affecting us

The factors listed above should not be construed as exhaustive. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2019, and other reports and statements Prime Meridian Holding Company has filed with the Securities and Exchange Commission which are available at its website (www.sec.gov). We do not have a policy of updating or revising forward-looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

About Non-GAAP Financial Measures

Certain of the financial measures and ratios we present including "pre-tax, pre-provision (PTPP) operating earnings," "PTPP return on average common equity," "PTPP return on average assets," and "adjusted average loan yield" are supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to those financial measures and ratios as "non-GAAP financial measures." We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results.

We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present, and future periods.

These non-GAAP measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures is included at the end of the financial statement tables.

Company Profile

Q3 2020 Overview

Ticker	PMHG (OTCQX)
Market Capitalization	$43.7 million (as of 9/30/2020)
Price / TBV	74.4% (as of 9/30/2020)
Assets	$620.7 Million
Loans, net	$465.6 Million
Deposits	$555.2 Million
Shareholders' Equity	$58.7 Million
NPAs / Assets	0.25%
Leverage Ratio (Company)	9.24%
Leverage Ratio (Bank)	9.06%
Shares Outstanding	3,117,842
Institutional Ownership	Less than 25%
Bank Website	www.PrimeMeridianBank.com
Investor Website	Investors.PrimeMeridianBank.com


AL
GA
FL
North Atlantic Ocean
Gulf of Mexico
Tallahassee
Crawfordville
Lakeland
Enterprise
Dothan
Albany
Tifton
Valdosta
Mobile
Pensacola
Destin
Panama City
Jacksonville
Lake City
St Augustine
Gainesville
Ocala
Daytona Beach
Orlando
Kissimmee
Tampa
Clearwater
St. Petersburg
Melbourne
Port St Lucie
Fort Myers
Naples
Fort Lauderdale

LOCATIONS BY COUNTY
Leon (2)
Polk (1)
Wakulla (1)

Data as of 9/30/2020

3Q20 Investment Considerations

Financial	✓ Net loan growth, exclusive of Paycheck Protection Program (PPP), up 13.5% YTD ✓ YTD mortgage revenue, net of costs, up 30.2% over same time period last year ✓ Strategically managing cost of funds, deposit costs down 34 basis points (bp) year over year
Credit Quality	✓ Corporate banking style underwriting philosophy within community banking model ✓ Conservative risk culture and disciplined credit process. Nonperforming Assets (NPAs) down 22.2% from prior quarter ✓ Long history of strong asset quality. NPAs/Total Assets of 0.25% at 9/30/2020[(1)]
Capital and Liquidity	✓ Tier 1 Leverage of 9.06% ✓ Tangible book value per share of $18.81, up 9% from a year ago ✓ Current liquidity position provides capacity for additional growth and loan funding
Growth and Strategy	✓ Personalized client service guided by core principles ✓ Operating in attractive growth markets (North and Central Florida) ✓ Targeting additional locations in North/Central Florida, South Georgia, and South Alabama
Experienced Local Management Team	✓ Energetic and experienced management team ✓ Strong credibility with regulators and investors ✓ Meaningful insider ownership is aligned with shareholder interest

[(1)]Source: internal company documents as of 9/30/2020

Profile | Management Team

- ✓ Experienced management team with proven track record of franchise growth and development
- ✓ Community leaders who know their clients
- ✓ History of profitable bank operations



Sammie D. Dixon, Jr.

Vice Chairman, President and Chief Executive Officer
Age: 50 | 23 years banking experience (12 years with PMB)



Chris L. Jensen, Jr.

Executive Vice President and Chief Lending Officer
Age: 63 | 41 years banking experience (12 years)



Susan Payne Turner

Executive Vice President and Chief Risk Officer
Age: 53 | 38 years banking experience (7 years)



Monté L. Ward

Executive Vice President and Chief Information Officer
Age: 39 | 16 years experience in banking and information security (9 years)



Clint F. Weber

Executive Vice President and Chief Financial Officer
Age: 39 | 16 years banking and credit experience (7 years)

Company Personnel

- ✓ **Employees, Management and Director Ownership: 23.4%**
- ✓ **Prime Meridian Bank Employees Who Own PMHG: 40%**
- ✓ **Average Age**
  - Entire Team(1) 41.1
  - Executive Officers 48.8
  - All Officers 47.5

(1) 90 Full-Time Equivalents (FTEs)

Data as of 9/30/2020

Who we are. What we stand for.

MISSION	*Building bankers to serve our clients and community in order to optimize shareholder value.*
PURPOSE	*Banking done right, right away.*
CORE PRINCIPLES	• ***Passion*** – *level of intense excellence and commitment beyond simply meeting requirements* • ***Grace*** – *high level of service with courtesy and compassion* • ***Integrity*** – *doing the right thing because it's the right thing to do* • ***Tenacity*** – *culture of looking at new ideas, tackling challenges and overcoming obstacles* • ***Accountability*** – *personally accepting full and ultimate responsibility as well as holding one another accountable*

Corporate Culture

A Different Banking Model

- ✓ Prime Meridian Bank promotes and maintains a culture of openness and transparency to encourage exposure of team members to all aspects of banking.
- ✓ Team members, executive officers and board members interact to resolve issues without the typical top/down or bottom/up paths.


PRIME MERIDIAN BANK
Let's think of a few good reasons why it CAN be done!

BEST 50 OTCQX 2018

Ranked #19 on the OTCQX Best 50: the top performing companies on the OTCQX Best Market based on 2017 total return and growth in average daily dollar volume

SEMINOLE 100

2018, 2019, 2020
Seminole 100 recognizes the 100 fastest-growing FSU alumni-owned businesses as recognized by The Jim Moran Institute For Global Entrepreneurship at FSU's College of Business, the FSU Alumni Association and EY

Tallahassee Magazine's 2020 BEST of Tallahassee

Voted by readers of Tallahassee Magazine 2018, 2020

BAUERFINANCIAL

5 Star Rating
42 consecutive quarters by Bauer Financial, the nation's leading bank rating and research firm

AMERICAN BANKER
BEST BANKS TO WORK FOR 2020
Annually since 2015

Net Interest Drivers

(dollars in millions and represents actual period-ending balance)

Average Securities Yield


2.53%
2.39%
2.42%
2.52%
1.94%
$55.8
$61.3
$71.0
$66.9
$61.1
Q3-19
Q4-19
Q1-20
Q2-20
Q3-20

Average Loan Yield


5.22%
5.04%
4.95%
4.76%
4.73%
$315.8
$337.7
$362.4
$365.8
$383.2
Q3-19
Q4-19
Q1-20
Q2-20 Adjusted(1)
Q3-20 Adjusted(1)

Loans

Securities

(1) See Non-GAAP Reconciliation on Page 25

Average Cost of Interest-Bearing Liabilities


1.20%
1.13%
1.04%
0.74%
0.71%
$326.5
$342.7
$368.1
$390.0
$404.8
Q3-19
Q4-19
Q1-20
Q2-20
Q3-20

Average Cost of Funds


0.91%
0.87%
0.81%
0.55%
0.51%
$96.7
$96.8
$106.2
$146.5
$150.5
$326.5
$342.7
$368.1
$390.0
$404.8
Q3-19
Q4-19
Q1-20
Q2-20
Q3-20

Noninterest-Bearing Deposits

Interest-Bearing Liabilities

Source: S&P Global and internal company documents

Building Franchise Value

Total Assets (in millions)



CAGR – 21.7%
$244
$304
$347
$402
$501
$621
2015
2016
2017
2018
2019
Q3-20

Total Loans (in millions)



CAGR – 20.9%
$189
$225
$253
$293
$338
$466
2015
2016
2017
2018
2019
Q3-20

Total Deposits (in millions)



CAGR – 21.7%
$218
$275
$298
$349
$438
$555
2015
2016
2017
2018
2019
Q3-20

Cost of Funds (percent)



0.35
0.33
0.41
0.70
0.89
0.51
2015
2016
2017
2018
2019
Q3-20

CAGR = compound annual growth rate. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

Building Shareholder Value

Total Common Equity (in millions)



CAGR – 19.8%
$25
$27
$47
$51
$56
$59
2015
2016
2017
2018
2019
Q3-20

Net income (in thousands)



$1,704
$2,220
$2,817
$4,042
$3,542
$2,595
$2,917
2015
2016
2017
2018
2019
Q3-19 YTD
Q3-20 YTD

Book Value Per Share



CAGR – 8.8%
$12.62
$13.51
$15.06
$16.19
$17.51
$18.81
2015
2016
2017
2018
2019
Q3-20

Earnings Per Share



$0.88
$1.12
$1.04
$1.29
$1.12
$0.83
$0.92
2015
2016
2017
2018
2019
Q3-19 YTD
Q3-20 YTD

CAGR = compound annual growth rate. Notes: Prime Meridian raised $12.8 million in 2008; just over $2.0 million in December, 2010 through warrants; $5.4 million in our stock offering concluded December 31, 2014, $18.0 million in our stock offering concluded May 15, 2017, and just under $1.0 million through a Private Placement Offering concluded September 25, 2019. During the first quarter of 2020, the Company repurchased 82,784 shares for $1.2 million. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

Disciplined Credit Processes

(in thousands)

Granular Portfolio – Lending Exposure Limits

Concentration limits set for primary segments of the portfolio.

Internal company data as of 9/30/2020

✓ Secured Legal Limit – Bank	$ 14,030
✓ Secured Legal Limit – Consolidated	$ 14,309
✓ Secured In-House Limit	$ 6,000
✓ Top 20 Relationships	$ 124,056

STRUCTURE

- Decentralized underwriting for strong and responsive relationship management
- Centralized approval structure, with all requests published to senior approving officers
- Bi-weekly Directors' Loan Committee meetings
- Centralized document preparation and servicing outside of loan production

PROCESS

- Corporate-banking style underwriting philosophy, within a community banking model
- Monthly post-approval meetings to educate relationship managers
- Monthly reviews of all criticized assets
- Regular external third-party loan reviews

POLICY

- Ongoing review of and enhancements to credit policy
- Monthly reviews of portfolio limits and concentrations
- FASB approved CECL implementation delay until January 2023 for small SEC-filing institutions

CRE Commitments & Exposure

(dollars in thousands)

- ✓ As part of its overall risk management program, Prime Meridian Bank has pursued a program of controlled growth in its Commercial Real Estate (CRE) portfolio and maintained its CRE exposure within regulatory guidelines

Total Risk Based Capital - Bank	**$**	**61,216**
Total Loans	**$**	**473,089**

Commercial Real Estate Loans		**Funded**		**Committed**	**Committed as % of Capital**	**Funded % of Portfolio**
Construction, Land Development, and Other Loans	$	39,991	$	51,514	84.15 %	8.22 %
Multifamily		17,230		18,915	30.90 %	3.54 %
Nonfarm Nonresidential		124,539		127,672	208.56 %	204.82 %
Less: Improved Owner-Occupied CRE		(65,191)		(67,187)	(109.75) %	(107.79) %
Total - Bank	**$**	**116,569**	**$**	**130,914**	**213.85 %**	**23.96 %**
Total - Consolidated	**$**	**116,569**	**$**	**130,914**	**210.02 %**	**23.96 %**

Source: internal company documents as of 9/30/2020

LOAN PORTFOLIO

- ✓ Total net loans of **$465.6** million
- ✓ Prime Meridian Bank's strong relationship with the local business community is reflected in its concentration of Commercial Loans at 16% of total loans

Loans (in thousands)

Real Estate Mortgage Loans		
Commercial Real Estate (CRE)	$	126,840
Residential Real Estate and HELOC		145,894
Construction		36,996
Total Real Estate Mortgage		309,730
Commercial		74,375
PPP		82,412
Consumer and Other		6,572
Total Loans		473,089
Deferred Loan Fees, Net		(1,614)
Less: ALLL		(5,833)
Loans, Net	$	**465,642**

Source: internal company documents as of 9/30/2020



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
27%
31%
8%
17%
16%
1%
25%
40%
13%
20%
2%
29%
41%
11%
17%
2%
31%
38%
9%
19%
3%
September 30, 2020
September 30, 2019
September 30, 2018
September 30, 2017
Gross Loan Portfolio Composite Comparison
Commercial Real Estate (CRE)
Residential Real Estate and HELOC
Construction
PPP
Commercial
Consumer and Other

Residential Loan Portfolio

Residential Loans (in thousands)

Residential Real Estate and HELOC		
1-4 Owner-Occupied & HELOC	$	85,218
1-4 Non-Owner-Occupied		42,733
Multifamily		17,943
Total	**$**	**145,894**

Source: internal company documents as of 9/30/2020



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
58%
58%
58%
60%
30%
27%
27%
25%
12%
15%
15%
15%
September 30, 2020
September 30, 2019
September 30, 2018
September 30, 2017

Residential Loan Portfolio Composite Comparison

- 1-4 Owner-Occupied & HELOC
- 1-4 Non-Owner-Occupied
- Multifamily

CORE FUNDING

- ✓ Company's deposit franchise is comprised of **27%** noninterest-bearing deposits
- ✓ Year-to-date Cost of Funds of **0.61%** is in line with the Company's Southeast peers[(1)] and is a key driver of franchise value

Deposits (in thousands)

Noninterest-Bearing	$ 150,494
Money Market Accounts	222,452
NOW	102,657
Savings	15,822
Time Deposits	63,822
Total	**$ 555,247**

Source: internal company documents as of 9/30/2020



Core Funding Composite Comparison
Time Deposits
Savings
NOW
Money Market
Noninterest-Bearing
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
September 30, 2020
27%
40%
19%
3%
11%
September 30, 2019
23%
44%
17%
2%
14%
September 30, 2018
23%
50%
13%
2%
12%
September 30, 2017
24%
53%
13%
2%
8%

(1) Southeast Peers: a peer group of 26 publicly traded banks in AL, FL, GA, MS, NC, SC, TN, VA, WV with total assets between $400-750 million for the quarter ended 9/30/2020.

NONPERFORMING LOANS BY TYPE

- ✓ NPAs excluding restructured loans to total assets decreased 8 bps to 0.25% at 9/30/2020 compared to 0.33% at 6/30/2020 and 0.54% at 9/30/19
- ✓ ALLL[(1)] / Total loans ratio of 1.49%[(2)(3)]
- ✓ ALLL[(1)] / Nonperforming Loans (NPL) ratio of 444%[(2)]

(1) ALLL = Allowance for Loan Losses
(2) Includes $258,000 of specific reserves and $559,000 in unallocated reserves
(3) Excludes $82.4MM in PPP Loans

Nonperforming Assets (in thousands)

Residential & Home Equity	$ 667
Construction	-
Commercial	648
Consumer	-
Total Nonperforming Loans	1,315
Other Real Estate Owned (OREO)	234
Total Nonperforming Assets	**$ 1,549**

Source: internal company documents as of 9/30/2020



Other Real Estate Owned (OREO) 15%
Residential & Home Equity 43%
Commercial 42%
NPA Composition as of 9/30/20

DEPOSIT MARKET SHARE

Institution (ST)	Type	2020 Rank		2019 Rank	2020 Total Market Share (%)	2019 Total Market Share (%)	YoY Deposit Growth 2020 (%)	5-Year Deposit CAGR 2020 (%)
Leon, FL								
Truist Bank (NC)	Bank	1	-	1	24.21	27.95	(4.83)	6.54
Wells Fargo Bank NA (SD)	Bank	2	-	2	15.72	15.33	12.66	17.33
Capital City Bank (FL)	Bank	3	-	3	13.95	13.68	11.97	9.02
Bank of America NA (NC)	Bank	4	-	4	13.22	12.78	13.58	9.05
Regions Bank (AL)	Bank	5	-	5	6.66	5.01	45.85	11.87
Prime Meridian Bank (FL)	**Bank**	**6**	▲	**7**	**5.46**	**4.58**	**31.09**	**17.45**
Hancock Whitney Bank (MS)	Bank	7	▼	6	4.96	4.67	16.82	13.95
First A National Banking Association (MS)	Bank	8	▲	10	4.45	4.79	1.89	3.40
Synovus Bank (GA)	Bank	9	▼	8	4.43	4.44	9.55	6.64
Centennial Bank (AR)	Bank	10	▼	9	3.99	3.77	16.43	0.93
Polk, FL								
Prime Meridian Bank (FL)	**Bank**	**16**	-	**16**	**0.23**	**0.08**	**215.49**	-
Wakulla, FL								
Centennial Bank (AR)	Bank	1	-	1	66.53	62.42	43.86	30.16
Prime Meridian Bank (FL)	**Bank**	**2**	-	**2**	**13.06**	**13.55**	**30.09**	-
Ameris Bank (GA)	Bank	3	-	3	12.15	14.77	11.07	2.79
Capital City Bank (FL)	Bank	4	-	4	8.26	9.25	20.47	9.36

Source: S&P Global: Market share analysis excludes non-retail deposits. (1)Lakeland, FL office (Polk County) opened April 16, 2019.
Note: Deposit rankings for 2020 and 2019 and other data in this table are pro forma for all acquisitions announced after June 30, 2020 and up to including the date of this table (September 22, 2020).

Appendix I | PORTFOLIO EXPOSURE RELATED TO COVID-19

PPP: A Generational Catalyst for Growth

PPP Loan Relationships Accelerate Bank's Growth in Assets, Future Earnings Potential

FUNDS DISBURSED
$82.8
(in millions)

AVERAGE ALL PPP LOANS
$90.9
(in thousands)

The Bank's culture of adapting to change manifested itself in a positive way through the many stages of COVID-19 lockdowns which began late in Q1 2020. Though there was no known plan in place by the U.S. Treasury or Small Business Administration (SBA) the Bank's team came together to create its own application and processing protocols to speed up the PPP application and approval process with clients (and later non-clients) in a way that few other community banks were able to replicate.

The team's nimbleness – and the emphasis on communication with clients – was unmatched by many larger banks. The Prime Meridian Bank team earned a reputation – even among competitors – that it could get PPP done.

The PPP program thus became a once-in-a-generation event for the Bank and a significant catalyst for current and future growth.



Client & PPP Recipient
Non-Client PPP Recipient/ Prospect
271
TOTAL SBA LOAN ORIGINATIONS
911
497
143
New Relationship Client from PPP

Of the 911 PPP loans originated, 414 were to non-clients. As of 9/30/2020, 143 of these loan recipients have become new clients of the Bank.

Source: PPP funding data from internal company documents as of 9/30/2020

PPP Loans by Industry and Average PPP Loan Value

PPP Loans by Industry

($ in thousands)

Category	Total Balance	Avg Loan Balance	Percent of Total
Hospitality	$ 6,424	$ 73	7.8%
Real Estate Services and Construction	13,324	69	16.2%
Wholesale and Retail Trade and Manufacturing	10,920	85	13.2%
Financial, Professional, and Information Services	23,118	108	28.1%
Administrative, Religious and Other Services	16,800	80	20.4%
Healthcare Services	11,826	158	14.3%
TOTAL	**$ 82,412**	**$ 91**	**100.0%**

Source: Internal company documents as of 9/30/2020

Number of PPP Loans and Average Loan Value


46.4% (1)
423
24.9% (1)
227
13.5% (1)
123
10.1% (1)
92
5.1% (1)
46
Less than $25K
$25K to $75K
$75K to $150K
$150K to $350K
$350K+

	Less than $25K	$25K to $75K	$75K to $150K	$150K to $350K	$350K+
TOTAL	$5,308,264	$9,952,196	$12,829,144	$21,047,712	$33,709,950
AVERAGE	12,549	43,842	104,302	228,779	732,825

(1) Percentage of total PPP loans

COVID-19 LOAN MODIFICATIONS – 9/30/2020

($ in thousands)

Collateral or Loan Type	Number of Loans Modified	Dollar Amount Loans Modified	Average Balance Loans Modified	Cumulative Interest Only 3 Months	Cumulative Interest Only 4-6 Months	Cumulative Payment Deferral 6 Months	Weighted Average LTV Loans Modified	Percent of Total Loan Collateral or Type
1-4 Family Owner-Occupied	2	$ 1,468	$ 734	$ -	$ -	$ 1,468	69.0 %	29.0
1-4 Family Non-Owner-Occupied	-	-	-	-	-	-	-	-
CRE Owner-Occupied	2	1,032	516	241	-	791	54.0	21.0
CRE Non-Owner-Occupied	1	1,737	1,737	-	1,737	-	59.0	35.0
Commercial & Industrial	1	43	43	43	-	-	N/A	1.0
Construction/Land	1	712	712	-	712	-	22.0	14.0
Consumer	1	18	18	-	18	-	N/A	-
Total	**8**	**$ 5,010**	**$ 626**	**$ 284**	**$ 2,467**	**$ 2,259**	**-**	**100.0%**

Source: Internal company documents as of 9/30/2020

COVID-19 Loan Modifications – Change from 2020Q2

($ in thousands)

Collateral or Loan Type	Number of Loans Modified	Dollar Amount Loans Modified	Average Balance Loans Modified	Cumulative Interest Only 3 Months	Cumulative Interest Only 4-6 Months	Cumulative Payment Deferral 6 Months
1-4 Family Owner-Occupied	-13	$ -6,090	$ 230	$ -	$ -	$ -6,090
1-4 Family Non-Owner-Occupied	-9	-3,035	-337	-948	-167	-1,920
CRE Owner-Occupied	-11	-9,698	-309	241	-	-9,939
CRE Non-Owner-Occupied	-8	-14,670	-86	-	-	-14,670
Commercial & Industrial	-14	-3,855	-217	-374	-672	-2,809
Construction/Land	-6	-69	600	-23	712	-758
Consumer	-1	-11	3	-29	18	-18
Total	**-62**	**$ -37,428**	**$ 20**	**$ -1,133**	**$ -109**	**$ -36,150**

Source: Internal company documents as of 9/30/2020

Appendix II | TABLES

RECONCILIATION OF NON-GAAP DISCLOSURES

(Dollars in Thousands, Except per Share Data)	3 Months Ended September 30 2020	3 Months Ended September 30 2019	For the Year Ended 2019	For the Year Ended 2018	For the Year Ended 2017	For the Year Ended 2016	For the Year Ended 2015
Net Income							
Net earnings (GAAP)	$ 1,481	$ 964	$ 3,542	$ 4,042	$ 2,817	$ 2,220	$ 1,704
Plus: provision for loan losses	621	241	1,131	591	256	424	433
Plus: income taxes	464	316	1,092	1,220	1,735	1,217	844
PTPP Operating Earnings (non-GAAP)	$ 2,566	$ 1,521	$ 5,765	$ 5,853	$ 4,808	$ 3,861	$ 2,981
Earnings per Share (EPS)							
Weighted average common shares, diluted	3,117,680	3,151,321	3,159,635	3,131,546	2,711,699	1,991,161	1,955,573
EPS, diluted (GAAP)	$ 0.47	$ 0.31	$ 1.12	$ 1.29	$ 1.04	$ 1.11	$ 0.87
PTPP EPS, diluted (non-GAAP)	$ 0.82	$ 0.48	$ 1.82	$ 1.87	$ 1.77	$ 1.94	$ 1.52
Return on Average Assets (ROAA)							
Average Assets	$ 618,854	$ 465,759	$ 456,797	$ 379,288	$ 331,682	$ 275,575	$ 229,682
ROAA (GAAP) %	0.96	0.83	0.78	1.07	0.85	0.81	0.74
PTPP ROAA (non-GAAP) %	1.66	1.31	1.26	1.54	1.45	1.40	1.30
Return on Average Common Equity (ROAE)							
Average Common Equity (GAAP)	57,679	53,985	$ 53,172	$ 47,932	$ 39,283	$ 26,087	$ 23,814
ROAE (GAAP) %	10.27	7.14	6.66	8.43	7.17	8.51	7.15
PTPP ROTCE (non-GAAP) %	17.80	11.27	10.84	12.21	12.24	14.80	12.52

ROAA non-GAAP is calculated as PTPP / Average Assets. For Q3 2020 and 2019 the calculation is then annualized. ROAE non-GAAP is calculated as PTPP / Average Common Equity. For Q3 2020 and 2019 the calculation is then annualized. Source: Internal company documents and documents filed with SEC

Reconciliation of Non-GAAP Disclosures

	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q3 2019
Adjusted Average Loan Yield					
Average loans, excluding loans held for sale	$ 459,984	$ 427,902	$ 352,921	$ 329,980	$ 313,232
Less average PPP loans	(82,132)	(62,086)	-	-	-
Adjusted average loans, excluding loans held for sale (non-GAAP)	$ 377,852	$ 365,816	$ 352,921	$ 329,980	$ 313,232
Average interest on loans, excluding loans held for sale	$ 5,000	$ 4,745	4,363	4,160	4,093
Less interest income and earned fee income on PPP loans	$ (530)	$ (392)	-	-	-
Adjusted interest on loans, excluding loans held for sale (Non-GAAP)	$ 4,470	$ 4,353	$ 4,363	$ 4,160	$ 4,093
Average loan yield, excluding loans held for sale (GAAP)	4.35 %	4.44	4.95%	5.04%	5.23%
Adjusted average loan yield, excluding loans held for sale (non-GAAP)	4.73	4.76	-	-	-

ROAA non-GAAP is calculated as PTPP / Average Assets. For Q3 2020 and 2019 the calculation is then annualized. ROTCE non-GAAP is calculated as PTPP before amortization of intangibles (None) / Average Tangible Common Equity. For Q3 2020 and 2019 the calculation is then annualized. Source: Internal company documents and documents filed with SEC.

STRONG RECORD OF PRE-TAX PRE-PROVISION (PTPP) PERFORMANCE (NON-GAAP)

PTPP Operating Earnings (Non-GAAP, in thousands)



$2,981
$3,861
$4,808
$5,853
$5,765
$1,521
$2,566
2015
2016
2017
2018
2019
Q3-19
Q3-20

PTPP Earnings Per Share, Fully Diluted (Non-GAAP)



$1.52
$1.94
$1.77
$1.87
$1.82
$0.48
$0.82
2015
2016
2017
2018
2019
Q3-19
Q3-20

PTPP Return on Average Assets (Non-GAAP) %



1.30
1.40
1.45
1.54
1.26
1.31
1.66
2015
2016
2017
2018
2019
Q3-19
Q3-20

PTPP Return On Common Equity (Non-GAAP) %



12.52
14.80
12.24
12.21
10.84
11.27
17.80
2015
2016
2017
2018
2019
Q3-19
Q3-20

ROAA non-GAAP is calculated as PTPP / Average Assets. For Q2 2020 and 2019 the calculation is then annualized. ROTCE non-GAAP is calculated as PTPP before amortization of intangibles (None) / Average Tangible Common Equity. For Q2 2020 and 2019 the calculation is then annualized. Source: Internal company documents and documents filed with SEC.

Financial Highlights (unaudited)

(dollars in thousands except per share amounts)

	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q3 2019
Per Share Data:					
Earnings per share - Basic	$ 0.47	$ 0.23	$ 0.22	$ 0.29	$ 0.31
Earnings per share - Diluted	$ 0.47	$ 0.23	$ 0.22	$ 0.29	$ 0.31
Book value per share	$ 18.81	$ 18.30	$ 17.88	$ 17.51	$ 17.25
Shares outstanding	3,117,842	3,116,499	3,115,334	3,191,288	3,190,031
Weighted-average basic shares outstanding	3,117,623	3,116,307	3,183,857	3,190,933	3,147,696
Weighted-average diluted shares outstanding	3,117,680	3,116,370	3,185,558	3,195,793	3,151,321
Selected Performance Ratios and Other Data:					
Return on average assets [1]	0.96 %	0.47 %	0.56 %	0.75 %	0.83 %
Return on average equity [1]	10.27	5.09	5.09	6.84	7.14
Average yield on earning assets	3.66	3.59	4.17	4.17	4.48
Net interest margin [2]	3.18	3.07	3.42	3.36	3.63
Efficiency ratio [3]	51.72	56.57	65.14	60.40	65.03
Noninterest expense/average assets [1]	1.78	1.83	2.30	2.13	2.43
Asset Quality Data:					
Nonaccrual loans	$ 1,315	$ 1,756	$ 2,244	$ 2,591	$ 2,603
Loans 90 days past due + other real estate owned	234	234	787	-	-
Total nonperforming assets	1,549	1,990	3,031	2,591	2,603
Nonperforming assets/total assets	0.25 %	0.33 %	0.57 %	0.52 %	0.54 %
Loans 30-89 days past due	$ -	$ 5	$ 3,029	$ 743	$ 254
Total loans, net of held-for-sale loans	473,089	449,667	366,627	341,625	319,261
Loans 30-89 days past due / total loans	0.00 %	0.00 %	0.83 %	0.22 %	0.08 %
Net charge-offs / average loans [1]	0.03 %	0.64 %	0.39 %	0.32 %	0.34 %
Capital Ratios:					
Tier 1 Leverage Capital Ratio (Company)	9.24 %	9.53 %	10.75 %	11.08 %	11.73 %
Tier 1 Leverage Capital Ratio (Bank)	9.06	8.99	9.33	9.31	9.24
Common Equity Tier 1 Capital Ratio (Bank)	13.79	13.80	12.41	13.24	12.95
Tier 1 Risk-Based Capital Ratio (Bank)	13.79	13.80	12.41	13.24	12.95
Total Capital Ratio (Bank)	15.04	15.05	13.64	14.49	14.15

[1] Annualized

[2] Net interest margin is net interest income divided by total average interest-earning assets, annualized.

[3] Efficiency Ratio represents noninterest expense divided by the sum of net interest income plus noninterest income.

Condensed Consolidated Statements of Earnings (unaudited)

(in thousands except per share amounts)

	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q3 2019
Interest income:					
Loans	$ 5,101	$ 4,844	$ 4,429	$ 4,237	$ 4,179
Securities	311	428	384	342	338
Other	43	62	232	378	402
Total interest income	5,455	5,334	5,045	4,957	4,919
Interest expense:					
Deposits	710	737	899	962	934
Other borrowings	-	28	3	4	5
Total interest expense	710	765	902	966	939
Net interest income	4,745	4,569	4,143	3,991	3,980
Provision for loan losses	621	1,227	636	546	241
Net interest income after provision for loan losses	4,124	3,342	3,507	3,445	3,739
Noninterest income:					
Service charges and fees on deposit accounts	48	44	64	75	74
Debit card/ATM revenue, net	91	79	81	60	67
Mortgage banking revenue	224	219	148	213	151
Income from bank-owned life insurance	40	40	40	42	46
Other income	167	32	34	38	32
Total noninterest income	570	414	367	428	370
Noninterest expense:					
Salaries and employee benefits	1,498	1,546	1,618	1,384	1,575
Occupancy and equipment	377	381	338	330	373
Professional fees	89	83	91	112	79
Marketing	97	100	201	178	172
FDIC assessment	68	67	52	26	6
Software maintenance, amortization and other	205	201	193	185	188
Other	415	441	445	454	436
Total noninterest expense	2,749	2,819	2,938	2,669	2,829
Earnings before income taxes	1,945	937	936	1,204	1,280
Income taxes	464	217	220	257	316
Net earnings	$ 1,481	$ 720	$ 716	$ 947	$ 964
Basic earnings per share	$ 0.47	$ 0.23	$ 0.22	$ 0.29	$ 0.31
Diluted earnings per share	0.47	0.23	0.22	0.29	0.31

Condensed Consolidated Balance Sheets

(in thousands)

	September 30, 2020 (Unaudited)	June 30, 2020 (Unaudited)	March 31, 2020 (Unaudited)	December 31, 2019 (Audited)	September 30, 2019 (Unaudited)
Assets					
Cash & cash equivalents	$ 56,004	$ 62,307	$ 72,677	$ 75,082	$ 84,278
Debt securities available for sale	61,060	66,898	70,976	61,333	55,773
Loans, held for sale	14,900	8,949	8,946	6,193	7,907
Loans, net	465,642	442,574	362,436	337,710	315,807
Federal Home Loan Bank stock	493	493	493	404	404
Premises & equipment, net	8,210	8,187	8,072	7,744	7,787
Right of use lease asset	3,517	3,568	3,619	3,669	3,719
Accrued interest receivable	1,879	1,723	1,273	1,137	1,073
Bank-owned life insurance	6,621	6,581	6,541	6,501	6,459
Other real estate owned	234	234	234	-	-
Other assets	2,103	658	850	1,088	859
Total Assets	$ 620,663	$ 602,172	$ 536,117	$ 500,861	$ 484,066
Liabilities and Stockholders' Equity					
Liabilities:					
Noninterest-bearing demand deposits	$ 150,494	$ 146,542	$ 106,176	$ 96,807	$ 96,732
Savings, NOW and money-market deposits	340,931	323,523	297,991	272,283	265,518
Time deposits	63,822	66,449	70,116	69,174	58,947
Total Deposits	555,247	536,514	474,283	438,264	421,197
Other borrowings	-	-	-	1,254	2,053
Official checks	1,577	3,373	1,391	606	900
Operating lease liability	3,625	3,669	3,714	3,758	3,801
Other liabilities	1,563	1,584	1,038	1,111	1,088
Total Liabilities	562,012	545,140	480,426	444,993	429,039
Total Stockholders' Equity	58,651	57,032	55,691	55,868	55,027
Total Liabilities and Stockholders' Equity	$ 620,663	$ 602,172	$ 536,117	$ 500,861	$ 484,066

Earnings Average Balance Sheets

(dollars in thousands)

	Q3 2020			Q2 2020			Q3 2019		
	Average Balance	Interest and Dividends	Yield/ Rate	Average Balance	Interest and Dividends	Yield/ Rate	Average Balance	Interest and Dividends	Yield/ Rate
Interest-earning assets:									
Loans [1]	$ 459,984	$ 5,000	4.35 %	$ 427,902	$ 4,745	4.44 %	$ 313,232	$ 4,093	5.23 %
Loans held for sale	11,624	101	3.48	9,788	99	4.05	7,527	86	4.57
Debt securities available for sale	64,032	311	1.94	68,014	428	2.52	53,507	338	2.53
Other [2]	60,729	43	0.28	89,217	62	0.28	64,794	402	2.48
Total interest-earning assets	596,369	$ 5,455	3.66 %	594,921	$ 5,334	3.59 %	439,060	$ 4,919	4.48 %
Noninterest-earning assets	22,485			21,749			26,699		
Total assets	$ 618,854			$ 616,670			$ 465,759		
Interest-bearing liabilities:									
Savings, NOW and money-market deposits	$ 336,751	$ 420	0.50 %	$ 311,237	$ 412	0.53 %	$ 255,563	$ 629	0.98 %
Time deposits	64,967	290	1.79	67,287	325	1.93	56,000	305	2.18
Total interest-bearing deposits	401,718	710	0.71	378,524	737	0.78	311,563	934	1.20
Other borrowings	-	-	-	33,129	28	0.34	1,249	5	1.60
Total interest-bearing liabilities	401,718	710	0.71 %	411,653	765	0.74 %	312,812	939	1.20 %
Noninterest-bearing deposits	152,026			140,234			93,981		
Noninterest-bearing liabilities	7,431			8,220			4,981		
Stockholders' equity	57,679			56,563			53,985		
Total liabilities and stockholders' equity	$ 618,854			$ 616,670			$ 465,759		
Net earning assets	$ 194,651			$ 183,268			$ 126,248		
Net interest income		$ 4,745			$ 4,569			$ 3,980	
Interest rate spread [3]			2.95 %			2.85 %			3.28 %
Net interest margin [4]			3.18 %			3.07 %			3.63 %

[1] Includes nonaccrual loans

[2] Other interest-earning assets include federal funds sold, interest-bearing deposits and Federal Home Loan Bank stock.

[3] Interest rate spread is the difference between the total interest-earning asset yield and the rate paid on total interest-bearing liabilities.

[4] Net interest margin is net interest income divided by total average interest-earning assets, annualized.

[5] Annualized

Earnings Average Balance Sheets (9 Months)

(dollars in thousands)

(dollars in thousands)	2020 Average Balance	2020 Interest and Dividends	2020 Yield/Rate[5]	2019 Average Balance	2019 Interest and Dividends	2019 Yield/Rate[5]
	For the Nine Months Ended September 30,					
Interest-earning assets:						
Loans[1]	$ 413,764	$ 14,108	$ 4.55 %	$ 302,398	$ 11,725	5.17 %
Loans held for sale	9,163	266	3.87	6,559	226	4.59
Debt securities available for sale	65,205	1,123	2.30	50,181	967	2.57
Other[2]	70,665	337	0.64	58,292	1,111	2.54
Total interest-earning assets	558,797	$ 15,834	3.78	417,430	$ 14,029	4.48
Noninterest-earning assets	23,257			24,174		
Total assets	$ 582,054			$ 441,604		
Interest-bearing liabilities:						
Savings, NOW and money-market deposits	$ 308,518	$ 1,375	0.59 %	$ 247,340	$ 1,828	0.99 %
Time deposits	67,378	971	1.92	49,140	770	2.09
Total interest-bearing deposits	375,896	2,346	0.83	296,480	2,598	1.17
Other borrowings	11,425	31	0.36	432	5	1.54
Total interest-bearing liabilities	387,321	$ 2,377	0.82	296,912	$ 2,603	1.17
Noninterest-bearing deposits	130,783			87,937		
Noninterest-bearing liabilities	7,116			4,314		
Stockholders' equity	56,834			52,441		
Total liabilities and stockholders' equity	$ 582,054			$ 441,604		
Net earning assets	$ 171,476			$ 120,518		
Net interest income		$ 13,457			$ 11,426	
Interest rate spread[3]			$ 2.96 %			3.31 %
Net interest margin[4]			3.21 %			3.65 %
Ratio of interest-earning assets to average interest-bearing liabilities	144.27 %			140.59 %		

PRIME MERIDIAN HOLDING COMPANY